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                                                                    EXHIBIT 10.3

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                             SUBORDINATION AGREEMENT
                         GRANTED BY LAKES GAMING, INC.,
                       IN FAVOR OF HIBERNIA NATIONAL BANK

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                  This Subordination Agreement (the "Agreement") is entered into as of February 15, 1999 (the "Effective Date"), by:

                  LAKES GAMING, INC. (hereinafter referred to as "Lakes
                        Gaming"), a Minnesota corporation, whose permanent mailing address is 130 Chesire Lane, Minnetonka, Minnesota, 55305, represented herein by Timothy Cope, its duly authorized Chief Financial Officer.

Lakes Gaming hereby represents, covenants and agrees as follows:

1. As used herein, the term "Subordinated Claims" shall mean all debts, liabilities and obligations of the Coushatta Tribe of Louisiana (hereinafter referred to as the "Tribe"), a federally recognized Indian tribe, and/or the Coushatta Tribe of Louisiana Building Authority (the "Authority"), an instrumentality of the Tribe (the "Tribe and the Authority are sometimes collectively referred to as the "Borrowers" and individually as a "Borrower") to Lakes Gaming, whether such debts, liabilities and obligations now exist or are hereafter incurred or arise, or whether the obligation of the Borrowers thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts, liabilities or obligations are evidenced by note, contract, open account or otherwise, and irrespective of the person or entity in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Lakes Gaming, including, without limitation, the following documents in which Lakes Gaming acquired interests pursuant to that
         certain             dated                  executed by Grand Casinos,
         Inc., a Minnesota corporation, and by Grand Casinos of Louisiana, Inc.-Coushatta, a Minnesota corporation, (collectively the "Grand Entities") in favor of Lakes Gaming and Grand Casinos of Louisiana, LLC- Coushatta:

         (a) That certain Indemnity Agreement dated as of May 1, 1997, between the Borrowers in favor of Grand Casinos and Grand Casinos of Louisiana, Inc.- Coushatta (collectively the "Grand Entities");

         (b) That certain Mortgage, Assignment of Leases and Rents and Security Agreement dated as of May 1, 1997, executed by the Authority in favor of the Grand Entities;

         (c) An Assignment of Construction Contract of Borrower dated as of May 1, 1997, executed by the Tribe in favor of the Grand Entities; and

         (d) An Assignment of Architect's Contract of Borrower dated as of May 1, 1997, executed by the Tribe in favor of the Grand Entities.




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2.       For and in consideration of the Hibernia Indebtedness (herein defined)
         under the Hibernia Documents (herein defined), and in order to induce the Hibernia National Bank ("Hibernia"), acting in its discretion in each instance, to make loans or otherwise to give, grant or extend credit at any time or times to the Borrowers under the Hibernia Documents, Lakes Gaming hereby agrees:

         (a) To subordinate, and does hereby subordinate, the payment by each Borrower of the Subordinated Claims, together with any and all interest accrued or to accrue thereon, to the payment to Hibernia of any and all debts, liabilities and obligations for which each Borrower may now or hereafter be under obligation to Hibernia (the "Hibernia Indebtedness"), under:

                  (i) that certain Commercial Loan Agreement dated as of May 1, 1997, between Hibernia, as lender, and the Borrowers, as co-borrowers, as amended by that certain First Amendment to Commercial Loan Agreement
                           dated         , 1998, and by that certain Second
                           Amendment to Commercial Loan Agreement dated
                                   , 1998 (herein referred to as the "Loan
                           Agreement");

                  (ii) that certain Promissory Note dated as of May 1, 1997, executed by the Borrowers in favor of Hibernia in the original principal sum of $25,000,000.00 as amended by that certain First Allonge to Promissory Note
                           dated         , 1998 and as amended by that certain
                           Second Allonge to Promissory Note dated         ,
                           1998 (herein referred to as the "Note");

                  (iii) that certain Dominion Account Agreement dated as of May 1, 1997, executed by the Tribe and Grand Casinos of Louisiana, Inc.- Coushatta in favor of Hibernia, which agreement encumbers the proceeds from the gaming operations at the Tribe's casino operations as well as the Casino Bank Accounts which are more fully described therein (the "Dominion Account Agreement")

                  (iv) that certain Commercial Security Agreement dated as of May 1, 1997, executed by the Borrowers, as debtors, in favor of Hibernia, as secured party, which agreement covers certain equipment referred to therein (the "Security Agreement");

                  (v) that certain Non-Standard Financing Statement executed by the Borrowers, as the debtors, in favor of the Hibernia, as the secured party, on or about May 1, 1997, regarding the Collateral (as defined in the aforesaid Dominion Account) which instrument has been recorded in the public records of Allen Parish, Louisiana, together with any subsequent financing statements executed by the Borrowers in connection with the security interests granted in the Security Agreement (the "Financing Statements"); and





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                  (vi)     that certain "Agreement Restricting the Transfer or
                           Encumbrance of Property" dated as of May 1, 1997, which was executed by the Borrowers in favor of Hibernia which instrument has been recorded in the public records of Allen Parish, Louisiana (the "Negative Pledge").

                           (the Loan Agreement, Note, Dominion Account
                           Agreement, Security Agreement, Financing Statements and the Negative Pledge are sometimes collectively referred to as the "Hibernia Documents")

                  (whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of the Borrowers thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise).

         (b) Not to ask, demand, sue for, take or receive all or any part of the Subordinated Claims, or any interest thereon, unless or until that portion of the Hibernia Indebtedness then due shall have been fully paid and discharged; provided however, unless and until Hibernia notifies Lakes Gaming at the address noted above that an Event of Default has occurred under the terms of the Loan Agreement, Lakes Gaming may continue to receive scheduled payments from the Tribe under the Subordinated Claims;

         (c) That, if any payment(s) is (are) made on account of the Subordinated Claims contrary to the terms of this Agreement, each and every amount so paid shall be held in trust by Lakes Gaming on behalf of Hibernia and Lakes Gaming will promptly pay such amounts to Hibernia to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia by the Borrowers whether matured or unmatured;

         (d) That any liens, security interests, judgments liens, charges or other encumbrances upon the assets of each Borrower securing payment of the Subordinated Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon the assets of each Borrower securing payment of the Hibernia Indebtedness;

         (e) If Lakes Gaming forecloses upon any of the Subordinated Claims or obtains possession of the property of a Borrower in lieu of foreclosure, all assets of each such Borrower or proceeds thereof obtained thereby shall be held in trust by Lakes Gaming on behalf of Hibernia and Lakes Gaming will promptly pay such amounts to Hibernia to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia by the Borrowers, whether matured or unmatured;



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         (f)      That, upon any distribution of the assets or readjustment of indebtedness of either Borrower whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any of the Subordinated Claims, or the application of assets of either Borrower to the payment or liquidation thereof, either in whole or in part, Hibernia shall be entitled to receive payment in full of any and all of the Hibernia Indebtedness then owing to Hibernia by such Borrower prior to the payment of all or any portion of the Subordinated Claims; and

         (g) Not to transfer, assign, encumber or subordinate at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Claims, either principal or interest, unless such is done expressly subject to the terms and provisions of this Agreement.

4. This Agreement is complete and effective upon execution by Lakes Gaming and delivery of this Agreement to Hibernia.

5. This is a continuing Agreement and shall remain in full force and effect and be binding upon Lakes Gaming and its legal representatives, successors or assigns, until all of the Hibernia Indebtedness has been paid in full and the aforesaid Loan Agreement has been terminated.

6. This Agreement shall be deemed to be made under and shall be governed by the laws of the State of Louisiana in all respects, including matters of construction, validity and performance.

7. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Hibernia and Lakes Gaming.

8. Hibernia will not alter, modify or amend any of the Hibernia Documents with the prior written consent of Lakes Gaming, which consent will not be unreasonably withheld.


         IN WITNESS WHEREOF, the undersigned has executed this Agreement before the undersigned witnesses on the date shown below, but effective as of the Effective Date.

WITNESSES:                                  LAKES GAMING, INC.

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                                            By:   /s/ Timothy Cope
                                                --------------------
                                                Timothy Cope, Its Chief
                                                  Financial Officer
------------------------------              Date:  March 5, 1999



ACCEPTED:





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HIBERNIA NATIONAL BANK


By
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                      , its
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Date:
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STATE OF MINNESOTA,
COUNTY OF           .

                  On this         day of                      , 1999, before me
appeared  TIMOTHY COPE, to me known, who, being by me duly sworn, did say:

                  That he is the Chief Financial Officer of LAKES GAMING, INC., Minnesota corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Managers and Members, and said Appearer acknowledged said instrument to be the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



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                                              NOTARY PUBLIC in and for
                                                                   .
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